Exhibit 99.2 Business Plan Overview November 6, 2018 1 Seaport Global Securities LLC. Member FINRA/SIPC.Exhibit 99.2 Business Plan Overview November 6, 2018 1 Seaport Global Securities LLC. Member FINRA/SIPC.

Disclaimer This presentation may contain confidential information of PetroQuest Energy, Inc. and its subsidiaries (collectively, “we,” “our,” “us,” and the Company”) that is being provided pursuant to that certain confidentiality agreement between you and the Company. By accepting and reviewing this presentation, you expressly acknowledge and agree that any confidential information herein will be treated in accordance with such confidentiality agreement. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included or incorporated by reference in this presentation are forward-looking statements. Forward-looking statements may be found in this presentation regarding our financial position, business strategy, production and reserve growth, possible or assumed future results of operations, and other plans and objectives for our future operations. All forward-looking statements are made as of the date of the document containing the applicable statement, and you should not place undue reliance on these statements without also considering the risks and uncertainties associated with these statements and our business that are discussed in this presentation. Forward-looking statements are subject to risks and uncertainties. Although we believe that in making such statements our expectations are based on reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will,” “would,” “should,” “plans,” “likely,” “expects,” “anticipates,” “intends,” “believes,” “estimates,” “thinks,” “may,” “seek,” “achievable,” “projects” and similar expressions, are forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by such factors. For a more detailed discussion of risk factors, please see, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K, or most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission. Any financial projections or forecasts included in this presentation were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company's financial condition in accordance with accounting principles generally accepted in the United States. The Company's independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation or warranty, express or implied or at law or at equity, in connection with any of the information made available herein or subsequent to this presentation, including, but not limited to, the anticipated cash flows, income, costs, expenses, liabilities, and profits, if any, of the Company, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error. The SEC permits oil and gas companies to disclose probable and possible reserves in their filings with the SEC. The Company does not plan to include probable and possible reserve estimates in its filings with the SEC. The Company has provided internally generated estimates that have not been audited by its third party reserve engineer in this presentation. The Company estimate of proved, probable and possible reserves is provided in this presentation because management believes it is useful information that is widely used by the investment community in the valuation, comparison and analysis of companies. However, the Company notes that the SEC prohibits companies from aggregating proved, probable and possible reserves in filings with the SEC due to the different levels of certainty associated with each reserve category. In addition, we use the terms “inventory,” “EUR,” “wellhead EUR, “sales EUR,” “2P reserves,” “3P reserves” or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. Estimates of inventory, EUR, wellhead EUR, sales EUR, 2P reserves and 3P reserves do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The methodology for estimating inventory, EUR, wellhead EUR, sales EUR, 2P reserves and 3P reserves may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC’s guidelines for estimating probable and possible reserves. 2 Seaport Global Securities LLC. Member FINRA/SIPC.Disclaimer This presentation may contain confidential information of PetroQuest Energy, Inc. and its subsidiaries (collectively, “we,” “our,” “us,” and the Company”) that is being provided pursuant to that certain confidentiality agreement between you and the Company. By accepting and reviewing this presentation, you expressly acknowledge and agree that any confidential information herein will be treated in accordance with such confidentiality agreement. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included or incorporated by reference in this presentation are forward-looking statements. Forward-looking statements may be found in this presentation regarding our financial position, business strategy, production and reserve growth, possible or assumed future results of operations, and other plans and objectives for our future operations. All forward-looking statements are made as of the date of the document containing the applicable statement, and you should not place undue reliance on these statements without also considering the risks and uncertainties associated with these statements and our business that are discussed in this presentation. Forward-looking statements are subject to risks and uncertainties. Although we believe that in making such statements our expectations are based on reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will,” “would,” “should,” “plans,” “likely,” “expects,” “anticipates,” “intends,” “believes,” “estimates,” “thinks,” “may,” “seek,” “achievable,” “projects” and similar expressions, are forward-looking statements. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by such factors. For a more detailed discussion of risk factors, please see, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K, or most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission. Any financial projections or forecasts included in this presentation were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company's financial condition in accordance with accounting principles generally accepted in the United States. The Company's independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections should not be regarded as an indication that the Company or its affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation or warranty, express or implied or at law or at equity, in connection with any of the information made available herein or subsequent to this presentation, including, but not limited to, the anticipated cash flows, income, costs, expenses, liabilities, and profits, if any, of the Company, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error. The SEC permits oil and gas companies to disclose probable and possible reserves in their filings with the SEC. The Company does not plan to include probable and possible reserve estimates in its filings with the SEC. The Company has provided internally generated estimates that have not been audited by its third party reserve engineer in this presentation. The Company estimate of proved, probable and possible reserves is provided in this presentation because management believes it is useful information that is widely used by the investment community in the valuation, comparison and analysis of companies. However, the Company notes that the SEC prohibits companies from aggregating proved, probable and possible reserves in filings with the SEC due to the different levels of certainty associated with each reserve category. In addition, we use the terms “inventory,” “EUR,” “wellhead EUR, “sales EUR,” “2P reserves,” “3P reserves” or other descriptions of volumes of hydrocarbons to describe volumes of resources potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. Estimates of inventory, EUR, wellhead EUR, sales EUR, 2P reserves and 3P reserves do not reflect volumes that are demonstrated as being commercially or technically recoverable. Even if commercially or technically recoverable, a significant recovery factor would be applied to these volumes to determine estimates of volumes of proved reserves. Accordingly, these estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. The methodology for estimating inventory, EUR, wellhead EUR, sales EUR, 2P reserves and 3P reserves may also be different than the methodology and guidelines used by the Society of Petroleum Engineers and is different from the SEC’s guidelines for estimating probable and possible reserves. 2 Seaport Global Securities LLC. Member FINRA/SIPC.

Business Plan Overview 3 Seaport Global Securities LLC. Member FINRA/SIPC.Business Plan Overview 3 Seaport Global Securities LLC. Member FINRA/SIPC.

Business Plan and Global Assumptions

PetroQuest Energy, Inc.

Global Operational Assumptions:	
Pricing	Strip pricing for oil and natural gas as of 11/5/2018 Cotton Valley average oil differentials of +$0.17 / BBL off WTI, average gas differentials of -$0.01 / MCF Austin Chalk average oil differentials of +$2.61 / BBL off WTI, average gas and NGLs are 100% flared
LOE	**Cotton Valley**: $0.90 - $1.10 per MCFE **Austin Chalk**: $1.75 per BBL, $0.59 per MCF, $50K net per month per well
Production Taxes	**Cotton Valley**: 4.6% for oil; 4.5% for NGL and Gas; $0.00067 per MCF **Austin Chalk**: 12.5% for oil (24 month severance tax exemption on each well drilled); $0.015 per BBL; $0.114 per MCF; 1.0% Ad Valorem on all revenue
G&A	$16.1MM for 2019 (includes $5.1MM of capitalized G&A), increases 5% annually thereafter
CapEx	**Cotton Valley**: Drilling: $3.2MM Avg. Gross; Completion: $2.4MM Avg. Gross; Flowback: $550K Gross; Casing: $175K Gross (1 year after first spud) **Austin Chalk**: Drilling: $2.9MM Gross per well; Completion: $2.9MM Gross per well; Flowback: $2.9MM Gross per well; Casing: $175K Gross per well (1 year after first spud); Facilities: $1.2MM (75% on first well, 25% on second well); SWD: $800K **Capitalized G&A**: $6.3MM per year
Type Curve (Unrisked)	**Cotton Valley**: Avg Lateral length: 6,400'; EUR: ~7,300 Mmcfe; Avg 30-Day IP Rate: 11.1 Mmcfe/d; Production Mix: 7% Oil / 93% gas & NGLs **Austin Chalk**: Avg EUR: ~730 Mboe; Avg 30-Day IP Rate: 2.6 Mboe/d; Production Mix: 83% Oil / 17% gas & NGLs
Production Risking	**Cotton Valley**: 95% **Austin Chalk**: 60%
Avg Working Interest	**Cotton Valley**: 76% (includes existing JV, before additional JV / sell-down) **Austin Chalk**: 79% (includes existing JV, before additional JV / sell-down)
D&C Timing	10-13 wells per rig per year
Capital Assumptions:	
Interest Rates	6.25% (assuming LIBOR grid based pricing)
Joint Venture	Austin Chalk sell down (avg WI declines from 79% to 54% on all future wells) Cotton Valley sell down (avg WI declines from 76% to 51% on all future wells; JV partners pay 30% D&C costs)

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Model Assumption and Output Summary

PetroQuest Energy, Inc.

Take-Back Debt 1 Cotton Valley Rig Running	Strip Pricing 2018	 2019	 2020	 2021
Average Realized Pricing				
Oil ($ / Bbl)	67.71	65.83	64.11	61.66
Gas ($ / Mcf)	3.06	2.88	2.66	2.59
NGL ($ / Bbl)	27.89	25.84	25.75	25.51
Total Gross Wells	3.0	10.0	13.0	13.0
Cumulative Gross Wells	3.0	13.0	26.0	39.0
Production				
Total Production (Mcfe)	20,742.4	18,774.1	21,495.2	22,312.2
Daily Production (Mmcfe/d)	56.8	51.4	58.7	61.1
EBITDA	**44,293.3**	**39,967.6**	**47,698.6**	**48,061.7**
Capex	(17,527.8)	(37,999.1)	(37,474.0)	(40,608.0)
Capitalized G&A	(5,875.5)	(5,135.8)	(5,205.8)	(5,205.8)
Proceeds from Acreage Selldowns	--	35,500.0	--	--
Change in WC	(20,500.4)	(3,547.3)	3,615.0	181.7
Other Income (Expenses)	9,577.5	3,500.0	--	--
Unlevered FCF	**9,967.1**	**32,285.4**	**8,633.8**	**2,429.7**
Less: Legal & Restructuring Costs	(11,781.1)	--	--	--
Less: Interest Expense	(5,741.3)	(2,007.3)	(472.6)	(225.0)
Levered FCF	**(7,555.3)**	**30,278.1**	**8,161.2**	**2,204.7**
Liquidity				
Borrowing Base / Commitments	50,000.0	50,000.0	55,000.0	60,000.0
Amount Debt Outstanding	(50,000.0)	(11,841.7)	(3,680.5)	(1,475.8)
Availibility	--	38,158.3	51,319.5	58,524.2
Plus: Cash	12,880.3	5,000.0	5,000.0	5,000.0
Liquidity	**12,880.3**	**43,158.3**	**56,319.5**	**63,524.2**
Unit Analysis				
Sales	4.07	3.85	3.77	3.70
Taxes	(0.16)	(0.20)	(0.16)	(0.15)
LOE	(1.01)	(0.93)	(0.85)	(0.85)
G&A	(0.76)	(0.59)	(0.54)	(0.54)
EBITDA	**2.14**	**2.13**	**2.22**	**2.15**

Notes

- High level assumptions:
  - 1 rig program starting 11/8/2018 with JV in place beginning on third well
  - Austin Chalk development begins 7/1/2019 drilling 2 wells per year from 2020 on

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Cotton Valley Overview 6 Seaport Global Securities LLC. Member FINRA/SIPC.Cotton Valley Overview 6 Seaport Global Securities LLC. Member FINRA/SIPC.

PQ Land and Well Position

PetroQuest Energy, Inc.



Current PetroQuest JV I and II Acreage
3rd Party Leasehold
PQ / CVX Acreage*
Existing Vertical Wells
Existing Horizontal Wells

South East Carthage Chronology

Acreage

- 2003: PQ acquired ~50% interest in 45,354 acres operated by Chevron in the Southeast Carthage Field, limited from the top of the Travis Peak, through the Cotton Valley and to the bottom of the Bossier Shale
- 2005 - Present: PQ acquired an additional 8,891 gross operated acres, for a total of 54,245 acres

Wells

- 2003: Acquired interest in 89 Chevron operated vertical wells drilled by UPRC and Addington
- 2004 - 2008: PQ drilled 49 vertical wells targeting the Cotton Valley and Travis Peak
- 2009 - 2010: PQ participated in the drilling of 7 non-operated horizontal CV wells and 1 non-operated Bossier Shale well
- 2011 - Present: PQ drilled 30 very successful hzl CV wells averaging 7.2 Bcfe EUR.
- Current Wells:
  - Count – 210 (41 horizontals and 169 verticals)
  - Status – 101 producing, 69 shut-in, 11 transferred, 29 plugged
  - Avg. Prod. Ownership – 63.0 W.I., 50.2% NRI (79.3% net to 100% W.I.)

*PQ Operates Drilling and Completion of all joint wells.

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465 CV Horizontal Wells Drilled Surrounding PQ Acreage (30 wells drilled) (7 wells) / (106 wells) (148 wells) / (69 wells) PQ Oper. Acreage / CVX Co-owned (115 wells) rd 3 -Party Leasehold 8 Seaport Global Securities LLC. Member FINRA/SIPC.465 CV Horizontal Wells Drilled Surrounding PQ Acreage (30 wells drilled) (7 wells) / (106 wells) (148 wells) / (69 wells) PQ Oper. Acreage / CVX Co-owned (115 wells) rd 3 -Party Leasehold 8 Seaport Global Securities LLC. Member FINRA/SIPC.

Current Offset Activity Commentary • 18 Haynesville and 6 Cotton Valley operators currently drilling 9 Seaport Global Securities LLC. Member FINRA/SIPC.Current Offset Activity Commentary • 18 Haynesville and 6 Cotton Valley operators currently drilling 9 Seaport Global Securities LLC. Member FINRA/SIPC.

Cotton Valley Formation Overview

PetroQuest Energy, Inc.

Cotton Valley Formation

- The Cotton Valley is a low risk horizontal target with repeatable high returns
- PQ has continually improved EURs, while lowering drilling and completion costs
- The current environment offers commodity price upside and more opportunities for cost cutting
- The majority of the PQ acreage is held by production. Significant takeaway capacity is currently available through existing pipelines and facilities



Numerous Lessons Learned About the Cotton Valley

- **Sonic Log Data** - Dipole sonic log provided rock strength understanding which helped correlate our micro-seismic data and optimize the drill bits for more efficient drilling
- **Micro-Seismic Data** - Revealing gaps of unfractured space between stages which prompted us to minimize the spacing between stages. It also confirmed the minimal spacing to avoid the interference from adjacent horizontal wells.
- **Gas Tracer Data** - Gas tracer technology showed us the producing contribution of each frac stage in a horizontal well. We saw all stages contributed and the entire well bore effectively produced.
- **Optimized Reserves** - Identified reserve recovery increased directly with longer laterals, so maximize lateral lengths through multi-unit wells and reverse drilling. Saw improved performance from keeping the horizontal well path in the zone of highest porosity.
- **Optimized Hydraulic Fractures** - We tested larger fracks in PQ 25, compared to PQ 23 and concluded the slightly higher rates do not provide sufficient economic benefit to offset the additional cost

Last Two Wells Completed in 2018

- PQ #29 (Wiener Owen #3H) initial 24 hour producing 10,794 Mcfe/d
- PQ #30 (Wiener #1H) initial 24 hour producing 15,371 Mcfe/d

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Prospective Benches within the Cotton Valley Cotton Valley – Type Log of 7 Benches Commentary • All Benches are productive in vertical wells on PetroQuest acreage • PetroQuest Producing Benches - E4 Sand (completed in 6 PQ horizontal 8600 wells & 46 offset* horizontals) 8700 - E-Berry/Roseberry (completed in 23 PQ horizontal wells & 53 offset 8800 horizontals) ˜ C/D - E Sand (completed in 35 offset 8900 horizontals) 9000 • Offset Producing Benches ˜ Vaughn - D Sand (completed in 2 offset 9100 horizontals) ˜ Davis - Vaughn (completed in 36 offset 9200 E4 horizontals) ˜ - Davis (completed in 22 offset 9300 horizontals) Completed E˜ - Taylor/Sexton (completed in 7 offset benches 9400 thus far horizontals) 9500 • “Offset” includes horizontal wells within 5 E-Berry/ ˜ miles 9600 Roseberry 9700 9800 9900 10000 ˜ Taylor 10100 11 Seaport Global Securities LLC. Member FINRA/SIPC. 1,400 Feet Overall Thickness (8,700 ft. to 10,100 ft.)Prospective Benches within the Cotton Valley Cotton Valley – Type Log of 7 Benches Commentary • All Benches are productive in vertical wells on PetroQuest acreage • PetroQuest Producing Benches - E4 Sand (completed in 6 PQ horizontal 8600 wells & 46 offset* horizontals) 8700 - E-Berry/Roseberry (completed in 23 PQ horizontal wells & 53 offset 8800 horizontals) ˜ C/D - E Sand (completed in 35 offset 8900 horizontals) 9000 • Offset Producing Benches ˜ Vaughn - D Sand (completed in 2 offset 9100 horizontals) ˜ Davis - Vaughn (completed in 36 offset 9200 E4 horizontals) ˜ - Davis (completed in 22 offset 9300 horizontals) Completed E˜ - Taylor/Sexton (completed in 7 offset benches 9400 thus far horizontals) 9500 • “Offset” includes horizontal wells within 5 E-Berry/ ˜ miles 9600 Roseberry 9700 9800 9900 10000 ˜ Taylor 10100 11 Seaport Global Securities LLC. Member FINRA/SIPC. 1,400 Feet Overall Thickness (8,700 ft. to 10,100 ft.)

Horizontal Cotton Valley Type Curve Assumptions (1) Single Well Gross Production Curve Oil Gas Wellhead EUR 73 MBbl 5,581 MMcf 10,000.0 IP-30 114 Bbl/d 8,706 Mcf/d Gas Shrink N/A 4.6% Production Mix 7% 93% 1,000.0 100.0 0 10 20 30 40 50 60 70 80 90 100 110 120 Months (1) Single Well Economics 160% Assumptions @ $3.00 MMbtu / $60.00 Bbl Oil (MBbl) 73 141% 140% Natural Gas (Mcf) 5,581 Wellhead EUR (MMcfe) 6,018 120% 100% 99% Oil (MBbl) 73 Natural Gas (Mcf) 5,339 80% NGL (MBbl) 14 66% Sales EUR (MMcfe) 5,859 60% D&C Cost ($M) $5,103 41% 40% IRR 66% 22% 20% PV-10 ($M) $3,781 Payback (Months) 17 0% $2.00 $2.50 $3.00 $3.50 $4.00 Gas Prices ($/MMBtu) 1) Well data normalized and averaged based on previous 18 E-Berry wells drilled. 12 Seaport Global Securities LLC. Member FINRA/SIPC. Gross Production (Mcfe/d) IRRsHorizontal Cotton Valley Type Curve Assumptions (1) Single Well Gross Production Curve Oil Gas Wellhead EUR 73 MBbl 5,581 MMcf 10,000.0 IP-30 114 Bbl/d 8,706 Mcf/d Gas Shrink N/A 4.6% Production Mix 7% 93% 1,000.0 100.0 0 10 20 30 40 50 60 70 80 90 100 110 120 Months (1) Single Well Economics 160% Assumptions @ $3.00 MMbtu / $60.00 Bbl Oil (MBbl) 73 141% 140% Natural Gas (Mcf) 5,581 Wellhead EUR (MMcfe) 6,018 120% 100% 99% Oil (MBbl) 73 Natural Gas (Mcf) 5,339 80% NGL (MBbl) 14 66% Sales EUR (MMcfe) 5,859 60% D&C Cost ($M) $5,103 41% 40% IRR 66% 22% 20% PV-10 ($M) $3,781 Payback (Months) 17 0% $2.00 $2.50 $3.00 $3.50 $4.00 Gas Prices ($/MMBtu) 1) Well data normalized and averaged based on previous 18 E-Berry wells drilled. 12 Seaport Global Securities LLC. Member FINRA/SIPC. Gross Production (Mcfe/d) IRRs

2017 Operational Improvements 2017 Gross Gas Production 100,000 90,000 80,000 70,000 60,000 50,000 40,000 30,000 20,000 Downtime due to Startup issues 10,000 PQ 21 PQ 22 PQ 23 PQ 24 PQ 25 PQ 26 PQ 27 PQ 28 PQ 29 PQ 30 with WM plant 0 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Reduction in Lease Operating Expenses $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 13 Seaport Global Securities LLC. Member FINRA/SIPC. LOE ($ / Mcfe) Gas Production (Mcf/d)2017 Operational Improvements 2017 Gross Gas Production 100,000 90,000 80,000 70,000 60,000 50,000 40,000 30,000 20,000 Downtime due to Startup issues 10,000 PQ 21 PQ 22 PQ 23 PQ 24 PQ 25 PQ 26 PQ 27 PQ 28 PQ 29 PQ 30 with WM plant 0 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 Jan-18 Feb-18 Mar-18 Reduction in Lease Operating Expenses $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 Jan-17 Feb-17 Mar-17 Apr-17 May-17 Jun-17 Jul-17 Aug-17 Sep-17 Oct-17 Nov-17 Dec-17 13 Seaport Global Securities LLC. Member FINRA/SIPC. LOE ($ / Mcfe) Gas Production (Mcf/d)

2017 Operational Improvements (Cont'd)

PetroQuest Energy, Inc.

Water Infrastructure Sale

- Solved our biggest salt water disposal problems
  - Locked in our operating cost for salt water disposal, which is our highest LOE cost
  - Provided option for additional SWD capacity to accommodate future drilling
- $8.75 million
  - Included 2 SWD wells and 2 pipelines connecting additional two 3rd party SWD wells
  - Raised capital to deploy in attractive oily Austin Chalk
- Volume commitment of 14 million BBLs which should be covered by existing wells
- Option to increase daily disposal capacity up to 35 million BBLS for a higher volume commitment

EUR Improvements

- Superior understanding of the Cotton Valley through log and core data combined with extensive mapping of all targets
- Fine tuned completions for best frac results
  - Decreased the number of perforations to ensure limited entry and optimum frac placement
  - Reducing the spacing between stages and increased number of stages based on microseismic observations
- Improved directional efforts to stay in zone to connect with highest permeability for best flow conduit
- Increased completed lateral length
  - Drilling from off unit locations so horizontal at first legal take point
  - Permitting multiple unit Production Sharing Agreement (PSA) wells
- Future EUR improvement in the Davis and Vaughn Sands

Cost Per Lateral Foot (2011 – 2017)



In 2017, we achieved our goal of < $1000/Lat Foot, even with rising completion costs
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$ / Lateral Foot
2011
2012
2013
2014
2015
2016
2017
PQ 1 PQ 2 PQ 3 PQ 4 PQ 5 PQ 6 PQ 7 PQ 9 PQ 10 PQ 11 PQ 12 PQ 13 PQ 14 PQ 15 PQ 16 PQ 17 PQ 18 PQ 19 PQ 20 PQ 21 PQ 22 PQ 23 PQ 24 PQ 25 PQ 26 PQ 27 PQ 28 PQ 29 PQ 30
Drilling $ / Lateral Foot
Completion $ / Lateral Foot
Total $ / Lateral Foot

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Midstream Overview

PetroQuest Energy, Inc.

Favorable Production Outlets

Gas - Favorable path to Henry Hub – current differential to HH is minus $0.15
- Gas to MarkWest (CVX and PQ South) or Woodland Midstream (PQ North) for compression and plant processing

NGL - MarkWest has favorable access to Mt. Belvieu NGL market
- Majority of NGLs from Woodland plant are combined with condensate and sold at higher price

Condensate - Trucked with favorable LLS treatment

Woodland Midstream Facility


NGL Bullet Tank
Dehy Reboiler
HP Inlet
LP Inlet
Stabilizer Recycle
Residue x 2 (400 to 800 psi)
Dehy Towers
Low Pressure (200 to 1200 psi)
High Pressure (800 to 1200 psi)
Stabilizer
JT Skid

Gas Midstream Acreage Dedication

- MarkWest Energy (Cryogenic Processing with higher fees)
  - PetroQuest operated southern and Chevron co-owned acreage dedicated through July 31, 2022
  - Average plant yield: 52.1 BBL/MMCF (32% NYMEX WTI)
  - Average gas shrinkage: 17.3% with 1.0057 residual BTU
  - Average condensate yield is: 4.8 BBL/MMcf
- Woodland Midstream (JT Processing online July 1, 2017)
  - PetroQuest operated acreage to the north is dedicated through July 1, 2022
  - Average plant yield is: 1.6 BBL/MMCF (69% NYMEX WTI)
  - Average gas shrinkage: 3.2% with 1.1057 residual BTU
  - Average condensate yield: 12.9 BBL/MMcf (169% increase)
  - Almost $4 million dollar revenue increase in the 12 months online

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Summary of Cotton Valley Track record of low cost Cotton Valley wells with increasing EURs and lower costs Large inventory of locations Attractive acreage position with the majority held by production Significant takeaway capacity available through existing pipelines and facilities, and upside existing with optimized gas processing Opportunity to grow and add value through Joint Ventures with promoted partners 16 Seaport Global Securities LLC. Member FINRA/SIPC.Summary of Cotton Valley Track record of low cost Cotton Valley wells with increasing EURs and lower costs Large inventory of locations Attractive acreage position with the majority held by production Significant takeaway capacity available through existing pipelines and facilities, and upside existing with optimized gas processing Opportunity to grow and add value through Joint Ventures with promoted partners 16 Seaport Global Securities LLC. Member FINRA/SIPC.